Exhibit 10.1

AMENDMENT NO. 2

to that certain

REVOLVING CREDIT AND TERM LOAN AGREEMENT

dated as of September 30, 2002

AMENDMENT NO. 2 (this “Amendment”), dated as of February         , 2004, to the Revolving Credit and Term Loan Agreement, dated as of September 30, 2002 (as amended and in effect from time to time, the “Credit Agreement”), is by and among (a) BUCA, INC. (the “Borrower”), a Minnesota corporation, (b) BUCA RESTAURANTS, INC., a Minnesota corporation, BUCA RESTAURANTS 2, INC., a Minnesota corporation (as an original party and as successor by merger to BUCA (Nevada), Inc.), BUCA RESTAURANTS 3, INC., a Minnesota corporation, BUCA INVESTMENTS, INC., a Minnesota corporation, BUCA (KANSAS), INC., a Kansas corporation, BUCA TEXAS RESTAURANTS, L.P., a Texas limited partnership, and BUCA TEXAS BEVERAGE, INC., a Texas corporation (collectively, the “Guarantors”), (c) FLEET NATIONAL BANK and the other lending institutions listed on Schedule 1 attached thereto (the “Lenders”), (d) FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, and (e) SUNTRUST BANK, as syndication agent.

WHEREAS, the Borrower has advised the Lenders and the Administrative Agent that it intends to enter into a private placement transaction whereby it will receive net cash proceeds of at least $17,000,000 in exchange for the issuance of equity interests in the Borrower (collectively, the “New Equity Transaction”); and

WHEREAS, the Borrower, the Required Lenders and the Administrative Agent have agreed, on the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement;

NOW THEREFORE, the parties hereto hereby agree as follows:

§1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

§2. Amendments to the Credit Agreement.

(a) Definition of Amendment No. 2. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition in the proper alphabetical order:

“Amendment No. 2. Amendment No. 2 to this Credit Agreement, dated as of February 23, 2004, by and among the Borrower, the Guarantors, the Administrative Agent and certain Lenders party thereto.”

(b) Definition of Consolidated EBITDA. The definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition and substituting the following new definition in lieu thereof:

“Consolidated EBITDA. With respect to the Borrower and its Subsidiaries and any period, (a) Consolidated EBIT for such period, plus (b) in each case to the extent deducted in calculating such Consolidated EBIT and without duplication, (i) depreciation and amortization for such period, (ii) other noncash charges for such period (other than those resulting in cash payments in a future period), (iii) pre-opening expenses for any Store for such period, and (iv) any costs and expenses associated with the early termination of Indebtedness for such period in an aggregate amount not to exceed $500,000 over the term of this Credit Agreement, all as determined in accordance with GAAP.”

(c) Definition of Reference Period. The definition of “Reference Period” in Section 1.1 of the Credit Agreement is hereby amended by adding the text “; provided that with respect to (a) the calculation of the Interest Coverage Ratio and Consolidated EBITDA (for the purpose of Section 11.6 of the Credit Agreement) for FQ4 2003 and the calculation of the Fixed Charge Ratio and Consolidated EBITDA (for the purpose of Section 11.6 of the Credit Agreement) for FQ1 2004, the Reference Period in each such case shall be deemed to be such fiscal quarter only, and (b) the calculation of the Fixed Charge Ratio and Consolidated EBITDA (for the purpose of Section 11.6 of the Credit Agreement) (i) for FQ2 2004, the Reference Period shall be deemed to be the period of two consecutive fiscal quarters ended on the last day of that fiscal quarter, and (ii) for FQ3 2004, the Reference Period shall be deemed to be the period of three consecutive fiscal quarters ended on the last day of that fiscal quarter” immediately before the period (“.”) in such definition.

(d) Definition of Term Loan Maturity Date. The definition of “Term Loan Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition and substituting the following new definition in lieu thereof:

“Term Loan Maturity Date. October 11, 2006.”

(e) Schedule of Installment Payments of Principal of Term Loan. Section 4.3.1 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting the following new Section 4.3.1 in lieu thereof:

“4.3.1. Schedule of Installment Payments of Principal of Term Loan. The Borrower promises to pay to the Administrative Agent for the account of the Lenders the principal amount of the Term Loan in fifteen (15) consecutive quarterly payments of (x) with respect to payments for FQ1 2003 through FQ4 2003, $1,250,000, and (y) after giving effect to the New Equity Transaction (as

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defined in Amendment No. 2) and the application of certain Net Cash Equity Issuance Proceeds therefrom among the remaining scheduled installments of the principal on the Term Loan as provided in Amendment No. 2, with respect to payments for FQ1 2004 through FQ3 2006, $958,333, each such payment to be due and payable on the last day of each fiscal quarter of the Borrower, commencing on March 30, 2003, with a final payment on the Term Loan Maturity Date in an amount equal to the unpaid balance of the Term Loan.”

(f) Leverage Ratio. Section 11.1 of the Credit Agreement is hereby amended by deleting the table in Section 11.1 and inserting the following table in lieu thereof:

Period	Ratio
FQ4 2003	2.50:1.00
FQ1 2004 through FQ3 2004	2.00:1.00
FQ4 2004 and thereafter	1.75:1.00

(g) Interest Coverage Ratio. Section 11.2 of the Credit Agreement is hereby amended by deleting Section 11.2 in its entirety and inserting the following in lieu thereof:

“11.2 Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio as at the end of FQ4 2003 to be less than 0.70:1.00.”

(h) Fixed Charge Coverage Ratio. Section 11.3 of the Credit Agreement is hereby amended by deleting the table in Section 11.3 and inserting the following table in lieu thereof:

Period	Ratio
FQ4 2003	1.25:1.00
FQ1 2004	1.15:1.00
FQ2 2004 through FQ3 2004	1.25:1.00
FQ4 2004	1.35:1.00
FQ1 2005 and thereafter	1.40:1.00

(i) Capital Expenditures. Section 11.5.1 of the Credit Agreement is hereby amended by (1) deleting the amount “$27,500,000” in clause (a) of such Section and substituting the amount “$29,000,000” in lieu thereof, (2) deleting the word “and” appearing immediately before existing clause (c) in such Section, and (3) deleting existing clause (c) in such Section and substituting the text “, (c) in fiscal year 2005, in excess of $17,000,000, (d) in fiscal year 2006, in excess of $19,000,000 and (e) in fiscal year 2007, in excess of $21,000,000” in lieu thereof immediately before the proviso in such Section.

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(j) Growth Capital Expenditures. Section 11.5.2 of the Credit Agreement is hereby amended by deleting Section 11.5.2 in its entirety and substituting the following in lieu thereof:

“11.5.2. Growth Capital Expenditures. The Borrower will not make, or permit any Subsidiary of the Borrower to make, Growth Capital Expenditures (including the signing of new leases) if the Pro Forma Leverage Ratio as of the time the Borrower or any Subsidiary of the Borrower commits to incur such Growth Capital Expenditures is greater than or equal to 1.75:1.00, provided that (x) the Borrower will not make, or permit any Subsidiary of the Borrower to make, Growth Capital Expenditures (other than as set forth in clauses (y) and (z) of this proviso) prior to the receipt by the Lenders of the FQ1 2004 financial statements required to be delivered by the Borrower pursuant Section 9.4, (y) at any time during FQ1 2004 or thereafter, the Borrower or any Subsidiary of the Borrower shall be permitted to sign a new lease in connection with the Store to be located in Long Beach, California, and (z) such Pro Forma Leverage Ratio restriction shall not prohibit the Borrower from making Growth Capital Expenditures otherwise permitted under §11.5.1 with respect to those Stores listed on Schedule 11.5.2.”

(k) Minimum Consolidated EBITDA. Section 11.6 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting the following new Section 11.6 in lieu thereof:

“11.6. Consolidated EBITDA. The Borrower will not permit Consolidated EBITDA for any Reference Period of the Borrower ending during any fiscal quarter end described in the table set forth below to be less than the amount set forth opposite such fiscal quarter in such table:

Reference Period Ending	Amount
FQ4 2003	$4,800,000
FQ1 2004	$3,600,000
FQ2 2004	$8,000,000
FQ3 2004	$12,800,000
FQ4 2004	$19,125,000
FQ1 2005 though FQ3 2005	$19,500,000
FQ4 2005 through FQ3 2006	$21,000,000
FQ4 2006 and thereafter	$22,000,000

§3. Waiver. Subject to satisfaction of the conditions set forth in §4 below, the Required Lenders, the Administrative Agent and the Borrower hereby waive the requirement that the Borrower and the Administrative Agent comply with the requirements of §§4.3.3 and 4.3.4 of the Credit Agreement with respect to the application of the Net Cash Equity Issuance Proceeds received in connection with the New Equity Transaction to the Term Loan and the Revolving Credit Loans; provided that an amount

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equal to $8,500,000 of Net Cash Equity Issuance Proceeds from the New Equity Transaction shall be applied as a permanent repayment of the Term Loan immediately upon receipt (with the application of such proceeds being $5,000,000 to the final four installments due in respect of the Term Loan as reflected in the amendment to the definition of Term Loan Maturity Date and the remaining $3,500,000 being applied equally to the remaining scheduled installments of the principal on the Term Loan as reflected in the amendment to §4.3.1 of the Credit Agreement provided herein), and all remaining Net Cash Equity Issuance Proceeds of the New Equity Transaction shall be simultaneously applied to repay the Revolving Credit Loans, but not to reduce the Total Commitment. Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Lenders and the Administrative Agent to grant any similar or other future waivers of any of the terms and conditions of the Credit Agreement.

§4. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent, all of the following to be in form and substance satisfactory to the Administrative Agent:

(a) Delivery of Amendment. The Administrative Agent shall have received a counterpart signature page to this Amendment duly executed and delivered by the Borrower, each of the Guarantors and the Required Lenders.

(b) Fees. The Administrative Agent shall have received payment, for the pro rata account of each Lender which returns an executed counterpart signature page to this Amendment to the Administrative Agent on or prior to 11:00pm (Boston time) on February 23, 2004, an amendment fee equal to 0.25% of the sum of such Lender’s Commitment and the outstanding principal amount of such Lender’s Term Loan (prior to giving effect to the consummation of the New Equity Transaction).

(c) New Equity Transaction and Proceeds. The Borrower shall have (1) consummated the New Equity Transaction on terms and pursuant to material documentation reasonably acceptable to the Administrative Agent and shall have received proceeds therefrom of not less than $17,000,000, and (2) paid to the Administrative Agent for the respective accounts of the Lenders an amount equal to the Net Cash Equity Issuance Proceeds received in connection with the New Equity Transaction, to be applied to the Term Loan and the Revolving Credit Loans; provided that an amount equal to $8,500,000 of Net Cash Equity Issuance Proceeds from the New Equity Transaction shall be applied as a permanent repayment of the Term Loan (with the application of such proceeds being $5,000,000 to the final four installments due in respect of the Term Loan as reflected in the amendment to the definition of Term Loan Maturity Date and the remaining $3,500,000 being applied equally to the remaining scheduled installments of the principal on the Term Loan as reflected in the amendment to §4.3.1 of the Credit Agreement provided herein), and all remaining Net Cash Equity Issuance Proceeds of the New Equity Transaction shall be simultaneously applied to repay the Revolving Credit Loans, but not to reduce the Total Commitment.

§5. Affirmation and Acknowledgment of the Borrower and the Guarantors.

(a) The Borrower. The Borrower hereby ratifies and confirms all of its Obligations to the Lenders and the Administrative Agent and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders and the Administrative Agent the Loans and all other Obligations under the Credit Agreement, as amended hereby.

(b) The Guarantors. Each of the Guarantors hereby ratifies and confirms all of its Obligations to the Lenders and the Administrative Agent and each of the Guarantors hereby affirms its unconditional and irrevocable guaranty of the Obligations under the Credit Agreement, as amended hereby.

§6. Representations and Warranties. Each of the Guarantors and the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Representation and Warranties. The representations and warranties of each of the Guarantors and the Borrower contained in the Credit Agreement and the other Loan Documents were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Guarantors and the Borrower, taken as a whole, or to the extent that such representations and warranties relate expressly to an earlier date.

(b) Ratification, Etc. Except as expressly amended or waived hereby, the Credit Agreement, and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement shall, together with this Amendment, be read and construed as a single agreement. All references to the Credit Agreement in the Credit Agreement or any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

(c) Authority, Etc. The execution and delivery by each of the Guarantors and the Borrower of this Amendment and the performance by each of the Guarantors and the Borrower of their respective agreements and obligations under the Credit Agreement as amended hereby are within the corporate or partnership authority of each such Person and have been duly authorized by all necessary corporate or partnership action on the part of such Person.

(d) Enforceability of Obligations. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of each of the Guarantors and the Borrower, enforceable against each such Person in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to, or affecting generally the enforcement of, creditors’ rights and by equitable principles.

(e) No Default. No Default or Event of Default has occurred and is continuing (except as waived hereby and after giving effect to the amendments contemplated herein), and no Default or Event of Default will exist after execution and delivery of, and after giving effect to, this Amendment.

§7. Miscellaneous Provisions. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended or waived hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

(b) THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS).

(c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

(d) The Borrower hereby agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable legal fees and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment.

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed as of the date first written above.

BUCA, INC., as the Borrower

By:	/s/ Greg A. Gadel

	Name:	Greg A. Gadel
	Title:	Executive Vice President and Chief Financial Officer

BUCA RESTAURANTS, INC., as a Guarantor

By:	/s/ Greg A. Gadel

	Name:	Greg A. Gadel
	Title:	Chief Financial Officer

BUCA RESTAURANTS 2, INC., as a Guarantor

By:	/s/ Greg A. Gadel

	Name:	Greg A. Gadel
	Title:	Chief Financial Officer

BUCA RESTAURANTS 3, INC., as a Guarantor

By:	/s/ Greg A. Gadel

	Name:	Greg A. Gadel
	Title:	Chief Financial Officer

BUCA INVESTMENTS, INC., as a Guarantor

By:	/s/ Greg A. Gadel

Name: Greg A. Gadel
Title: Chief Financial Officer

BUCA (KANSAS), INC., as a Guarantor

By:	/s/ Greg A. Gadel

Name: Greg A. Gadel
Title: Chief Financial Officer

BUCA TEXAS RESTAURANTS, L.P., as a Guarantor By: BUCA Restaurants, Inc., its General Partner

By:	/s/ Greg A. Gadel

Name: Greg A. Gadel
Title: Chief Financial Officer

BUCA TEXAS BEVERAGE, INC., as a Guarantor

By:	/s/ John James Morrison, Jr.

Name: John James Morrison, Jr.
Title: President and Secretary

FLEET NATIONAL BANK, individually and as Administrative Agent

By:	/s/ Alexandra Burke

Name: Alexandra Burke
Title: Director

SUNTRUST BANK, individually and as Syndication Agent

By:	/s/ Charles J. Johnson

	Name:	Charles J. Johnson
	Title:	Managing Director

WELLS FARGO BANK, N.A.

By:	/s/ Jeffrey H. Morsman

	Name:	Jeffrey H. Morsman
	Title:	AVP

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Christopher W. Rupp

	Name:	Christopher W. Rupp
	Title:	Assistant Vice President